UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2005


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-22534-LA                77-0227341
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

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                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (831) 753-6262


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year

         On June 16, 2005, the Board of Directors of Monterey Gourmet Foods, Inc. passed a resolution to amend its bylaws changing its fiscal year from a 52/53 week year ending on the Sunday closest to December 31 to that of a calendar year, effective as of the end of and for the current quarter ending June 30, 2005.


Item 9.01.  Financial Statements and Exhibits

         (c)(3) Section 7.1 of the Company's Bylaws has been amended to read as follows:

                  The fiscal year of the Corporation shall be the calendar year ending December 31 of each year.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONTEREY GOURMET FOODS, INC.
                                       (Registrant)

Date: June 22, 2005                    By: /s/ SCOTT WHEELER
                                           -------------------------------------
                                           Scott Wheeler
                                           Chief Financial Officer


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